SUPPLEMENT DATED DECEMBER 7, 2009

TO PROSPECTUS DATED MAY 1, 2009
FOR FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

TO PROSPECTUS DATED MAY 1, 2008
FOR SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

On November 23, 2009, shareholders approved the merger of the following portfolio of the MFS Variable Insurance Trust II after the close of business on December 4, 2009:

MFS Capital Appreciation Portfolio	merged with and into	MFS Massachusetts Investors Growth Stock Portfolio

MFS Capital Appreciation Portfolio is no longer available for investment and all references to the portfolio are hereby deleted from each of the prospectuses listed above.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity Corporate VUL, Sun Life Corporate VUL Post- Merger 12/09